THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED
        UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND REGISTRATION AND QUALIFICATION UNDER ALL APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO EXEMPTIONS THEREFROM.

             THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO CERTAIN TERMS AND RESTRICTIONS, INCLUDING RESTRICTIONS ON TRANSFER, CONTAINED IN A SECURITIES PURCHASE AGREEMENT DATED MARCH 7, 1995.


        Redemption Right  No.:

                                                     Number of Redemption
                                                     Rights:

                            THERMOLYTE CORPORATION


                                REDEMPTION RIGHTS


             This certifies that for value received ____________________ (the "Holder") has the right, in each of the calendar years 1998 and 1999, during the last twenty business days of December and ending at 5:00 p.m., New York City Time, on the twentieth such day (the "Annual Exercise Period"), to require ThermoLyte Corporation (the "Corporation") to redeem _______________ (_________) Shares of Common Stock of ThermoLyte Corporation in accordance with the terms set forth in this Certificate. Each right represented by this Certificate to require the redemption of one such Share is sometimes hereinafter referred to as a "Right" and the aggregate of such rights represented by this Certificate to require the redemption of one such Share is sometimes hereinafter referred to as the "Rights." The aggregate of all rights substantially identical to these Rights that are outstanding from time to time, including these Rights, are sometime hereinafter referred to as the "Redemption Rights."

             A. Exercise. (1) During the Annual Exercise Period in each of the calendar years 1998 and 1999, the Holder may exercise all or any portion of his right to require the Corporation to redeem up to _____________________ (___________) Shares (as defined below) as provided herein. Notwithstanding anything to the contrary, (a) any such redemption and the procedures relating to the redemption and offer of redemption set forth herein (the "Redemption") shall be conducted in compliance with all applicable laws, including all Federal securities laws, and (b) the obligation of the Corporation to redeem shares is contingent upon compliance with Delaware General Corporation Law Section 160
PAGE
        and if at any time the Corporation is insolvent or would be rendered insolvent by making a redemption of the Shares or if the Corporation is otherwise prohibited by law from redeeming the Shares, the redemption will occur to the extent permissible and, to the extent permitted, as soon as possible after such legal prohibition or impediment is no longer applicable. "Shares" shall mean all of the shares of Common Stock of the Corporation and the term "Affiliated Corporation" shall mean and include Thermo Electron Corporation, its subsidiaries, any other corporation owning a majority of the Common Stock of the Corporation or any other entity that is not a natural person or a trust forming a part of an employee benefit plan sponsored by Thermo Electron Corporation and that is an "affiliate" (as that term is defined in Rule 405 under the Securities Act of 1933) of Thermo Electron Corporation or such other entity.

             (2) In each of the Annual Exercise Periods, the Corporation shall be obligated to redeem at the option of the registered holders of the Redemption Rights (the "Holders"), up to ________ Shares in the aggregate, subject to adjustment as provided herein and subject to increase at the discretion of the Corporation.

             B. Consideration to be Received. Upon the valid exercise of these Rights, in whole or in part, the Holder shall be entitled to receive from the Corporation, upon surrender to the Corporation of such Rights and Shares as provided below $10.00 per Share redeemed, adjusted as provided herein (the "Redemption Price").

             C. Notice to Shareholders. The Corporation shall mail notice to the Holders at their registered addresses, not less than 15 nor more than 45 days prior to the commencement of each Annual Exercise Period, a notice (the "Notice"). Such Notice shall state the number of Redemption Rights outstanding that are eligible for exercise on the date of such Notice, the address of the Corporation or its agent at which Holders may surrender their Shares (accompanied by Redemption Rights) for redemption and any other procedures determined by the Board of Directors for exercise of the Redemption Rights in accordance with the terms of this Certificate and the other certificates for Redemption Rights.

             D. Exercise of Redemption Rights. (1) Holders may exercise their right to have the Corporation redeem Shares upon surrender to the Corporation or its agent (as specified in the Notice) during the Annual Exercise Period at the Corporation's office or the office of its agent (at the address specified in the Notice) the certificate or certificates evidencing their Redemption Rights with the form on the reverse thereof indicating the number of Shares being tendered for redemption completed and duly signed along with the certificate or certificates representing the Shares to be redeemed, such certificate or certificates representing the Shares to be duly endorsed in blank. The Holder of this certificate may require the Corporation to redeem up to
                                        2PAGE
        the number of Shares set forth above. The signatures on the certificates representing the Redemption Rights and the Shares shall be guaranteed by a bank or trust company or a broker that is a member of a national securities exchange. The Holder will be entitled to revoke an election to redeem so long as written notice of revocation is received by the Corporation or its agent, as specified in the Notice, before expiration of the Annual Exercise Period. The Corporation or its agent will hold 3 such certificates in trust for the Holder until payment shall have been made in accordance with Section E hereof.

             (2) In the event that the Holder exercises the right to have the Corporation redeem Shares as provided herein and surrenders Rights and Shares in that connection and the Corporation's acceptance of all Redemption Rights tendered during a particular Annual Exercise Period is prorated among tendering Holders, or in the event the Holder exercises fewer Rights than represented by this Certificate, or elects to redeem fewer Shares than represented by the stock certificate surrendered, the Corporation or the transfer agent for the Corporation's redemption Rights and Common Stock shall issue a new certificate or certificates of Common Stock or Redemption Rights for the balance of the number of Rights not exercised or shares of Common Stock not redeemed by the Corporation, except that no such certificate shall be delivered to Holders relating to unexercised Redemption Rights after the 1999 Annual Exercise Period. Any proration among Holders tendering Redemption Rights during an Annual Exercise Period will be based on the number of Redemption Rights and Shares tendered during such Annual Exercise Period.

             E. Manner of Payment. The Corporation shall within five business days after the end of each Annual Exercise Period pay, or cause payment to be made, in the form of a check mailed to the redeeming Holders, for the Shares redeemed as provided in the Redemption Rights.

             F. Adjustment of Amounts. If at any time or from time to time on or after March 7, 1995 and prior to January 1, 1999 there shall be (1) a capital reorganization of the Common Stock, (ii) a merger or consolidation of the Corporation with or into another corporation, (iii) the liquidation or dissolution of the Corporation or the sale of all or substantially all of the Corporation's assets to any other person, (iv) payment of a dividend in shares of Common Stock or Redemption Rights or a distribution made in shares of Common Stock or Redemption Rights, or a distribution to all holders of Common Stock of a security or right convertible into or exchangeable for shares of Common Stock, (v) a subdivision of outstanding shares of Common Stock or Redemption Rights; (vi) the combination of the outstanding shares of Common Stock or Redemption Rights into a smaller number of shares of Common Stock or Redemption Rights; or (vii) the issuance of other securities of the Corporation by reclassification of the Corporation's Shares of Common Stock or Redemption Rights (including any such reclassification in
                                        3PAGE
        connection with a consolidation or merger in which the Corporation is the surviving corporation) or similar event, then as a part of such event, effective provision shall be made in a manner determined by the Board of Directors of the Corporation so that the Holders shall thereafter be entitled to redeem the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such event, to the end that the provisions herein provided shall be applicable after that event in as nearly equivalent a manner as may be practicable. Whenever an adjustment as provided above is made, the Corporation shall send by first class mail, postage prepaid, to each Holder notice of such adjustment setting forth the details of such adjustment.

             G.  Expiration of Redemption Rights.   The Redemption Rights
        will expire and become worthless in the event the Company's Common Stock becomes publicly traded and the closing price of such Common Stock as reported on the principal trading market for such Common Stock has been at least 150% of the Redemption Price, as adjusted as provided above, for 20 of any 30 consecutive trading days and provided that during such time the Shares issued in connection with the issuance of the Redemption Rights represented by this Certificate are either registered for resale pursuant to an effective Registration Statement filed with the Securities and Exchange Commission or are otherwise permitted to be sold publicly pursuant to Securities and Exchange Commission Rule 144(k) or otherwise.

             H. Interest. In the event that any redemption is deferred as provided in Section A hereof, the Redemption Price applicable to the deferred Annual Exercise Period will continue to compound annually at an annual rate equal to the Base Rate of the First National Bank of Boston and the amounts payable to Holders of the Redemption Rights in respect of the deferred Annual Exercise Period will be calculated on such adjusted Redemption Price.

             I. Definition. As used herein, the term "business day" shall mean any day in which the American Stock Exchange is open for trading.

             J. Amendments. The Redemption Rights and this Redemption Rights Certificate may not be amended in any manner that dilutes or impairs the right of Holders to require the Corporation to redeem Shares without the consent of a majority in interest of Holders of outstanding Redemption Rights (which need not include the Holder) other than Affiliated Corporations; provided, however, that any such amendment in accordance with Section F above shall not require any such consent.

             K. Exchange of Certificates. This Certificate may be exchanged at the office of the Corporation upon its surrender, duly endorsed either separately or in combination with one or more other Redemption Right Certificates for one or more new Redemption Rights Certificates evidencing the same aggregate
                                        4PAGE
        number of Redemption Rights evidenced by the Redemption Right Certificate or Certificates exchanged. This redemption Right Certificate is transferable at the office of the Corporation in the manner and subject to the limitations set forth herein. No fractional Redemption Rights will be issued.

             L. Securities Purchase Agreements. The Redemption Rights are subject to the terms and conditions contained within the Securities Purchase Agreement dated March 7, 1995.

             M. Other Provisions. The Holder hereof may be treated by the Corporation and all other persons dealing with this Redemption Rights Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the Rights represented hereby or to the transfer hereon on the books of the Corporation any notice to the contrary notwithstanding, and until such transfer on such books, the Corporation may treat the Holder hereof as the owner for all purposes.

             This Redemption Rights Certificate does not entitle any Holder hereof to any of the rights of a shareholder of the Corporation.

             By accepting this Certificate the Holder hereby consents to its terms.

             IN WITNESS WHEREOF, ThermoLyte Corporation has caused this Redemption Right Certificate to be signed manually or by facsimile by the Chairman of the Board, and a facsimile of its corporate seal to be imprinted hereon and attested by its Assistant Secretary.

        Dated:


                                      THERMOLYTE  CORPORATION




                                      By:_______________________________
                                                Chairman of the Board





                                      By:________________________________
                                                Secretary



                                        5PAGE

                                  EXERCISE FORM


             The undersigned hereby irrevocably exercises _________ of the Rights represented by the within Certificate and hereby surrenders to the Corporation an equal number of Shares, and requests that the consideration to be received by the undersigned upon such exercise be issued in the name of:

        ________________________________________________________________
          (Please Print Name, Address and Taxpayer Identification No.)

             If the number of Rights represented by this Certificate and/or the number of Shares represented by the stock certificate or certificates enclosed herewith is greater than the number of Rights exercised or Shares surrendered, the undersigned requests that a new Redemption Rights Certificate and/or stock certificate for the balance of Rights and/or Shares remaining be registered in the name of the undersigned Holder as indicated below and delivered to the address stated below.

        Date:_________________, 199_.

        Name of
        Holder:_________________________________________________________
                (Please Print)

        Address:________________________________________________________

        ________________________________________________________________

        Signature:______________________________________________________

        Taxpayer Identification
        No.:_______________________________________________________

        Signature Guaranteed:

        NOTE: The above signature must correspond with the name as written upon the face of this Redemption Rights Certificate in every particular, without alteration or enlargement or any change whatever, and be guaranteed by a bank or trust company or a broker who is a member of a national securities exchange.
PAGE

                                   ASSIGNMENT

         (To be signed by the registered Holder only upon assignment of Rights)

        PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
        ASSIGNEE:

        ________________________________________________________________

        ________________________________________________________________

             FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers into

        ________________________________________________________________
         (Name and Address of Assignee Must be Printed or Typewritten)

        the within Redemption Rights, represented by this Redemption Right Certificate, and hereby irrevocably constitutes and appoints __________________________ attorney to transfer said Rights on the books of the Corporation, with full power of substitution in the premises.

        Date:___________, 19__



        ______________________________________
         Signature of Registered Holder

        Signature Guaranteed:

        NOTE:       The above signature must correspond with the name as
              written upon the face of this Redemption Rights Certificate in every particular, without alteration or enlargement or any change whatever, and be guaranteed by an eligible guarantor institution which is a participant in the securities transfer association recognized program (otherwise known as the Medallion Signature Guarantee Program).
PAGE

                           THERMO ELECTRON CORPORATION
                                    GUARANTEE

             1. FOR VALUE RECEIVED, Thermo Electron Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Guarantor"), hereby unconditionally guarantees to the holder of the Rights represented by the Certificate upon which this Guarantee is endorsed (the "Holder") the due and punctual payment of any amounts due from ThermoLyte Corporation ("TLT") to the Holder pursuant to TLT's obligation to redeem shares of its outstanding Common Stock during Annual Exercise Periods, as that term is defined on this Certificate, in case of the failure of TLT to make any such payment to be made punctually when and as the same shall become due and payable.

             2. The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of TLT's redemption obligation and shall be applicable without regard to the provisions of Section 160 of the Delaware General Corporation Law or other legal prohibition or impediment and irrespective of the absence of any action to enforce the same, any waiver or consent by the Holder, the recovery of any judgment against TLT or any action to enforce the same or any other circumstances that might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of TLT, any right to require a proceeding first against TLT, protest or notice with respect to redemption of TLT's Common Stock as provided in this Certificate relating to redemption of its Common Stock and of this Guarantee.

             3.  (a)   Prior to satisfaction in full of the aforesaid
        redemption obligations and this Guarantee, the Guarantor will not merge or consolidate with, or sell or convey all or substantially all of its assets to, any other corporation or entity, unless (i) either (A) the Guarantor shall be the surviving corporation in the case of a merger or (B) the surviving, resulting or transferee corporation or entity shall expressly assume the due and punctual performance of all of the covenants and obligations of the Guarantor under this Guarantee and (ii) the Guarantor or such successor corporation, as the case may be, shall not, immediately after such merger, consolidation, sale or conveyance, be in default in the performance of any covenants or obligations of the Guarantor under this Guarantee.

                 (b) Upon any merger, consolidation, sale, conveyance or assumption as provided in Section 3(a), the successor or assuming corporation shall succeed to and be substituted for, and may exercise every right and power of and be subject to all the obligations of, the Guarantor under this Guarantee with the same effect as if such successor or assuming corporation had been
PAGE
        named as the guarantor therein and herein and the Guarantor shall be released from its liability as obligor under this Guarantee.

             4. (a) The Guarantor, for itself, its successors and assigns, covenants and agrees, and each Holder by his acceptance of the Rights likewise covenants and agrees, that all obligations of the Guarantor relating to payment of any amounts due for the redemption of TLT Common Stock pursuant to the terms set forth in this Certificate are hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Superior Indebtedness of the Guarantor.

             "Superior Indebtedness" shall mean the principal of (and premium, if any) and interest on the following, whether outstanding at the date hereof or hereafter created or incurred:

                  (i) any indebtedness of the Guarantor for money borrowed by the Guarantor (including purchase money obligations and non-contingent obligations to reimburse any bank or other person in respect of amounts paid under letter of credit), as evidenced by debentures, bonds, notes or similar instruments issued or assumed by the Guarantor and whether outstanding on the date of this Guarantee or thereafter created or incurred; provided, however, that Superior Indebtedness shall not include
        (i) the Guarantees, (ii) the Guarantor's 4-7/8% Convertible Subordinated Debentures due 1997, obligations represented by which rank pari passu with the obligations represented by this Guarantee in right of payment, and (iii) the Guarantor's subordinated guarantees of the principal of (and premium, if any), and interest on the 6-5/8% Convertible Subordinated Debentures of Thermo Instrument Systems Inc. due 2001, the
        6-1/2% Convertible Debentures due 1997 of Thermo Process Systems Inc., the 6-1/2% Convertible Subordinated Debentures due 1998 of Thermedics Inc., the 5-1/2% Convertible Subordinated Debentures due 2002 and the Noninterest-bearing Convertible Subordinated Notes due 1997 of Thermo Cardiosystems Inc., and the 3-3/4% Convertible Subordinated Debentures due 2000 of Thermo Voltek Corp., the obligations represented by which rank pari passu with the obligations represented by this Guarantee in right of payment;

                  (ii) leases for real property, equipment or other assets used in the Guarantor's business, which leases are capitalized in the Guarantor's consolidated financial statements in accordance with generally accepted accounting principles;

                  (iii) commitment or standby fees due and payable to
             lending institutions with respect to credit facilities available to the Guarantor;


                                        2PAGE

                  (iv) obligations under interest rate and currency swaps, floors, caps or other similar arrangements intended to fix interest rate obligations;

                  (v) indebtedness secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by the Guarantor subject to such mortgage, pledge, lien or other encumbrance, whether or not the indebtedness secured thereby shall have been assumed by the Guarantor;

                  (vi) obligations of the Guarantor constituting a guarantee of indebtedness of or joint obligation with another or others which would be included in the preceding clauses (i), (ii), (iii), (iv), or (v) if an obligation of the Guarantor; or

                  (viii) renewals, extensions or refundings of any of the
             indebtedness, leases, fees or obligations referred to in the preceding clauses (i), (ii), (iii) (iv), (v) and (vi);

        provided that Superior Indebtedness shall not include (A) any particular indebtedness, lease, fee, obligation, renewal, extension or refunding if, under the express provisions of the instrument creating or evidencing the same, or pursuant to which the same is outstanding, such indebtedness, lease, fee or obligation or such renewal, extension or refunding thereof is stated to be not superior in right of payment to the Guarantees.

        (b) (i) In the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Guarantor or to its creditors, in their capacity as such creditors, or to its property, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Guarantor, whether or not involving insolvency or bankruptcy, or in the event of any assignment for the benefit of creditors of the Guarantor or any marshaling of assets of the Guarantor, then the holders of Superior Indebtedness of the Guarantor shall first be entitled to receive payment in full of the principal of (and premium, if any) and interest, including interest thereon accruing after the commencement of any such proceeding, on all Superior Indebtedness of the Guarantor before the holders of any of the Redemption Rights shall be entitled to receive any payment on account of the obligations of the Guarantor pursuant to Section 1, and to that end the holders of Superior Indebtedness of the Guarantor shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in any such proceedings in respect to obligations of the Guarantor relating to the
             Redemption Rights other than securities of the Guarantor as
                                        3PAGE
             reorganized or readjusted or securities of the Guarantor or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Section 4 with respect to the obligations of the Guarantor relating to the Redemption Rights, to the payment of all Superior Indebtedness of the Guarantor, provided that the rights of the Holders of Superior Indebtedness of the Guarantor are not altered by such reorganization or readjustment. For the purposes of this Section, no consolidation, merger, conveyance or transfer made pursuant to the provisions of
             Section 3 shall be deemed to be a liquidation, reorganization, dissolution or other winding up of the Guarantor.

             (ii)  If under the circumstances set forth in paragraph
             (b)(i) of this Section, and notwithstanding the provisions thereof, any payment or distribution of assets of the Guarantor of any kind, whether in cash, property, or securities (other than securities of the Guarantor as reorganized or readjusted or securities of the Guarantor or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinated, at least to the extent provided in this Section with respect to the obligations of the Guarantor relating to the Redemption Rights, to the payment of all Superior Indebtedness of the Guarantor provided that the rights of the holders of Superior Indebtedness of the Guarantor are not altered by such reorganization or readjustment) would otherwise be received by the holders of the Redemption Rights in respect of the obligations of the Guarantor before the principal of (and premium, if any) and interest on all Superior Indebtedness of the Guarantor is paid in full, such payment or distribution shall be paid over to the holders of Superior Indebtedness of the Guarantor, ratably, for application to the payment of the principal of (and premium, if any) and interest on all Superior Indebtedness of the Guarantor remaining unpaid until all the principal of (and premium, if any) and interest on all Superior Indebtedness of the Guarantor shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Superior Indebtedness of the Guarantor.

             (iii) Upon any distribution of assets of the Guarantor referred to in this Section, the holders of the Redemption Rights shall be entitled to rely upon any final order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, and the holders of the Redemption Rights shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the holders of the Redemption Rights for the purpose of ascertaining the persons entitled to participate
                                        4PAGE
             in such distribution, the holders of Superior Indebtedness of the Guarantor and other indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section.

        (c) (i) Upon the maturity of any Superior Indebtedness of the Guarantor by lapse of time, acceleration or otherwise, all principal thereof (and premium, if any) and interest due thereon, including interest thereon accruing after the commencement of any proceeding of the type referred to in paragraph (i) of Section (b) above, shall first be paid in full, or such payment duly provided for in cash, before any payment, directly or indirectly, is made on account of the obligations of the Guarantor relating to the Redemption Rights.

             (ii) Upon the happening of an event of default with respect to any Superior Indebtedness of the Guarantor, as defined therein or in the instrument under which it is outstanding, permitting the holders to accelerate the maturity thereof, then, unless and until such event of default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Guarantor, directly or indirectly, on account of the obligations of the Guarantor relating to the Redemption Rights.

        (d) In case cash, securities or other property otherwise payable or deliverable to the holders of the Redemption Rights on account of the Guarantee shall have been applied, pursuant to Section (b) or (c), to the payment of Superior Indebtedness of the Guarantor, then, upon the payment in full of the principal of (and premium, if any) and interest on all Superior Indebtedness of the Guarantor, the holders of the Redemption Rights shall be subrogated to any rights of any holders of Superior Indebtedness of the Guarantor, to receive any further payments or distributions applicable to Superior Indebtedness of the Guarantor until the obligation of the Guarantor in respect of this Guarantee shall have been discharged in full, and such payments or distributions received by the holders of the Redemption Rights by reason of such subrogation, of cash, securities or other property that otherwise would be paid or distributed to the holders of Superior Indebtedness of the Guarantor, shall, as between the Guarantor and its creditors other than the holders of Superior Indebtedness of the Guarantor, on the one hand, and the holders of the Redemption Rights on account of this Guarantee, on the other hand, be deemed to be a payment by the Guarantor on account of Superior Indebtedness of the Guarantor and not on account of the Redemption Rights.

        (e) No present or future holder of any Superior Indebtedness of the Guarantor shall be prejudiced in any way in the right to enforce the subordination of this Guarantee by any act or failure to act on the part of the Guarantor. The provisions of this
                                        5PAGE

        Section 4 are solely for the purpose of defining the relative rights of the holders of Superior Indebtedness of the Guarantor, on the one hand, and the holders of the Redemption Rights on account of this Guarantee, on the other hand, against the Guarantor and its assets, and nothing contained in this Section 4 shall impair, as between the Guarantor and the holder of any Redemption Rights, the obligation of the Guarantor, which is unconditional and absolute, to perform in accordance with the terms of this Guarantee or prevent the holder of any Redemption Rights, upon default hereunder or under the terms of such Redemption Rights, from exercising all rights, powers and remedies otherwise provided herein or therein or by applicable law, all subject to the rights of the holders of Superior Indebtedness of the Guarantor under this Section 4 to receive cash, property or securities otherwise payable or deliverable to the holders of the Redemption Rights on account of this Guarantee.

        (f) Nothing contained in this Section 4 shall prevent at any time, except under the conditions described in Section 4(b) and
        (c) hereof or during the pendency of any dissolution, winding up, liquidation or reorganization proceedings therein referred to, the Guarantor from performing its obligations under this Guarantee.

        5. The Guarantor shall be subrogated to all rights of the holders of the Redemption Rights against TLT in respect of any amounts paid by the Guarantor pursuant to the provisions of this Guarantee to the end that the Guarantor shall be entitled to receive the shares of TLT Common Stock as to which it makes payments in respect of TLT's redemption obligations hereunder.

        6. This Guarantee shall be governed by and construed in accordance with the laws of Commonwealth of Massachusetts.

        7. The Guarantor hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Guarantee and to constitute the same a valid obligation of the Guarantor have been done and performed and have happened in due compliance with all applicable laws.

        8. By his acceptance hereof, each Holder acknowledges and agrees that this Guarantee supersedes any and all prior guarantees by Guarantor to such Holder with respect to any redemption obligations of TLT as to its Common Stock.



                                        6PAGE

             IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed.

        Dated as of  November 27, 1995

                                      THERMO ELECTRON CORPORATION



                                      By:________________________________
                                                Treasurer


        Attest:



        By:_____________________________




        AA953340018